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                                                                    Exhibit 32.1


                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

In connection with this quarterly report on Form 10-Q of Thor Industries, Inc. for the period ended October 31, 2003, I, Wade F. B. Thompson, Chairman of the Board, President and Chief Executive Officer of Thor Industries, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. this Form 10-Q for the period ended October 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in this Form 10-Q for the period ended October 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Thor Industries, Inc.





Date:   December 2, 2003          /s/ Wade F. B. Thompson
        ----------------              -----------------------------------------
                                      Wade F. B. Thompson
                                      Chairman, President and Chief Executive
                                      Officer (principal executive officer)







In connection with this quarterly report on Form 10-Q of Thor Industries, Inc. for the period ended October 31, 2003, I, Walter L. Bennett, Chief Financial Officer of Thor Industries, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. this Form 10-Q for the period ended October 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in this Form 10-Q for the period ended October 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Thor Industries, Inc.





Date:   December 2, 2003       /s/ Walter L. Bennett
        ----------------           --------------------------------------------
                                   Walter L. Bennett
                                   Chief Financial Officer
                                   (principal financial and accounting officer)